Exhibit 99.1

United States Commodity Index Funds Trust

United States Commodity Index Fund

Monthly Account Statement

For the Month Ended February 29, 2020

Statement of Income (Loss)

Income
Realized Trading Gain (Loss) on Futures	$(1,831,873)
Unrealized Gain (Loss) on Market Value of Futures	(8,072,245)
Dividend Income	21,068
Interest Income	188,009
ETF Transaction Fees	1,750
Total Income (Loss)	$(9,693,291)

Expenses
Management Fees	$106,153
Professional Fees	15,072
Brokerage Commissions	9,651
Non-interested Directors' Fees and Expenses	1,826
Prepaid Insurance Expense	6,508
Total Expenses	$139,210
Net Income (Loss)	$(9,832,501)

Statement of Changes in Net Asset Value

Net Asset Value Beginning of Month 2/1/20	$170,625,210
Withdrawals (250,000 Shares)	(8,272,472)
Net Income (Loss)	(9,832,501)

Net Asset Value End of Month	$152,520,237
Net Asset Value Per Share (4,900,000 Shares)	$31.13

To the Shareholders of United States Commodity Index Fund:

Pursuant to Rule 4.22(h) under the Commodity Exchange Act, the undersigned represents that, to the best of his knowledge and belief, the information contained in the Account Statement for the month ended February 29, 2020 is accurate and complete.

/s/ Stuart P. Crumbaugh
Stuart P. Crumbaugh
Chief Financial Officer
United States Commodity Funds LLC, Sponsor of United States Commodity Index Fund

United States Commodity Funds LLC
1850 Mt. Diablo Boulevard, Suite 640
Walnut Creek, CA 94596

United States Commodity Index Funds Trust

United States Copper Index Fund

Monthly Account Statement

For the Month Ended February 29, 2020

Statement of Income (Loss)

Income
Realized Trading Gain (Loss) on Futures	$(302,950)
Unrealized Gain (Loss) on Market Value of Futures	285,913
Dividend Income	929
Interest Income	9,020
ETF Transaction Fees	1,400
Total Income (Loss)	$(5,688)

Expenses
Management Fees	$4,366
Professional Fees	1,986
Brokerage Commissions	386
Non-interested Directors' Fees and Expenses	92
Prepaid Insurance Expense	82
Total Expenses	6,912
Expense Waiver	(1,538)
Net Expenses	$5,374
Net Income (Loss)	$(11,062)

Statement of Changes in Net Asset Value

Net Asset Value Beginning of Month 2/1/20	$6,312,864
Additions (200,000 Shares)	3,236,417
Net Income (Loss)	(11,062)

Net Asset Value End of Month	$9,538,219
Net Asset Value Per Share (600,000 Shares)	$15.90

To the Shareholders of United States Copper Index Fund:

Pursuant to Rule 4.22(h) under the Commodity Exchange Act, the undersigned represents that, to the best of his knowledge and belief, the information contained in the Account Statement for the month ended February 29, 2020 is accurate and complete.

/s/ Stuart P. Crumbaugh
Stuart P. Crumbaugh
Chief Financial Officer
United States Commodity Funds LLC, Sponsor of United States Copper Index Fund

United States Commodity Funds LLC
1850 Mt. Diablo Boulevard, Suite 640
Walnut Creek, CA 94596

United States Commodity Index Funds Trust

Monthly Account Statement

For the Month Ended February 29, 2020

Statement of Income (Loss)

Income
Realized Trading Gain (Loss) on Futures	$(2,134,823)
Unrealized Gain (Loss) on Market Value of Futures	(7,786,332)
Dividend Income	21,997
Interest Income	197,029
ETF Transaction Fees	3,150
Total Income (Loss)	$(9,698,979)

Expenses
Management Fees	$110,519
Professional Fees	17,058
Brokerage Commissions	10,037
Non-interested Directors' Fees and Expenses	1,918
Prepaid Insurance Expense	6,590
Total Expenses	146,122
Expense Waiver	(1,538)
Net Expenses	$144,584
Net Income (Loss)	$(9,843,563)

Statement of Changes in Net Asset Value

Net Asset Value Beginning of Month 2/1/20	$176,938,074
Additions (200,000 Shares)	3,236,417
Withdrawals (250,000 Shares)	(8,272,472)
Net Income (Loss)	(9,843,563)

Net Asset Value End of Month	$162,058,456

To the Shareholders of the Series of the United States Commodity Index Funds Trust:

Pursuant to Rule 4.22(h) under the Commodity Exchange Act, the undersigned represents that, to the best of his knowledge and belief, the information contained in the Account Statement for the month ended February 29, 2020 is accurate and complete.

/s/ Stuart P. Crumbaugh
Stuart P. Crumbaugh
Chief Financial Officer
United States Commodity Funds LLC, Sponsor of United States Commodity Index Funds Trust

United States Commodity Funds LLC
1850 Mt. Diablo Boulevard, Suite 640
Walnut Creek, CA 94596